SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.


                            FORM 8-K


                         CURRENT REPORT


                  Securities Exchange Act of 1934



Date of Report (date of earliest event reported)June 11, 1996


                  Computervision Corporation

	(Exact name of registrant as specified in charter)



     Delaware        1-7760/0-20290           04-2491912

(State or other		     (Commission		         (IRS Employer
jurisdiction		         File Numbers)	        Identification
of incorporation)					   Number)


  100 Crosby Drive, Bedford, MA  01730
	(Address of principal executive offices)



Registrant's telephone number, including area code
(617) 275-1800





(Former name or former address, if changed since last report)

Item 5.	Other Events





	On June 11, 1996, the Company issued a press release announcing the appointment of Kathleen A. Cote as Chief Executive Officer, effective November 1, 1996, replacing Russell E. Planitzer who will continue to remain active in the
 Company and remain as Chairman of the Board at least until June, 1998.

Item 7.  Financial Statements and Exhibits



	(a)	Financial Statements of business acquired:


			Not applicable


	(b)	Pro Forma financial information


			Not applicable


	(c)	Exhibits:


			(99)(a)	Press Release dated June 11, 1996

                       	      SIGNATURES



		Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Computervision Corporation
(Registrant)





By
   	Anthony N. Fiore, Jr.
				Vice President, Business
				Operations and General Counsel


				Date:  June 13, 1996

                 	            SIGNATURES



	Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





	Computervision Corporation
	(Registrant)




	By /S/ Anthony N. Fiore, Jr.
	Anthony N. Fiore, Jr.
	Vice President, Business
 Operations and General Counsel


	Date:   June 13, 1996

                           	EXHIBIT INDEX


Exhibit No.			     	       	                      Page No.


(99)(a)	   Press Release dated June 11, 1996  	     7,8,9

FOR IMMEDIATE RELEASE

=====================



       Cote to Become Computervision's Chief Executive Officer;

  Planitzer to Continue as Chairman and Member of Senior Management



       Computervision on Growth Track with Turnaround Completed





BEDFORD, Mass., June 11, 1996 -- Kathleen A. Cote, President and Chief

Operating Officer of Computervision (NYSE:CVN), has been named by the

Board of Directors to assume the role of Chief Executive Officer effective November 1, 1996.



Russell E. Planitzer, Chairman and Chief Executive Officer, announced at the company's Annual Meeting of Shareholders that Cote's appointment was consistent with the management succession strategy which he and the

Board have had in place over the past three years.



Planitzer further announced that, also consistent with the strategy, he will continue to serve as Computervision's Chairman and be active in the corporation until at least June 1998.



In addressing shareholders about Cote's appointment, Planitzer emphasized that, "Kathy Cote has been a key member of Computervision's senior management team since I was named by the Board as Chairman and

Chief Executive Officer.  Over the past three years, we have worked together to return the company to financial health and reposition

Computervision for long-term growth and profitability.  In our first reengineering project, Kathy improved the quality and efficiency of the

Services organization.  Following that, her implementation of the business reengineering program company-wide allowed Computervision to fundamentally change its business model and to focus on a growth strategy."



Planitzer continued, "Change, as profound as Computervision required,

demanded strong leadership.  With my commitment to the Board to reorient, resize and bring a winning strategy to the company now fulfilled, it is appropriate that we, as a company, move forward with the leadership in place that can best match our strengths with our customer market potential.  Kathy's succession to the Chief Executive

Officer position puts this leadership firmly in place."



Cote stated, "I am very excited about Computervision's future given its industry-leading customers, its market potential and its leadership in technology.  Our customers recognize the value of our technology,

products and services.  Our Electronic Product Definition, EPD,

strategy drives our business and differentiates Computervision.  EPD allows every part of an organization -- design, development,

manufacturing, and support -- to work in an optimized collaborative environment.

"My charge at Computervision will be to lead our company in directly implementing our business strategy, from marketing to technology to the building of major customer accounts.  I will continue to concentrate my efforts and the company's resources to focus on our growth.



"I welcome the opportunity to continue to work alongside Russell

Planitzer, the Board of Directors, the senior management team and our employees, as all of us grow Computervision as the partner of choice for our customers and, in so doing, create enhanced long-term value for our shareholders," Cote said.



Cote assumed the position of President and Chief Operating Officer in

November 1995.  In this position Cote has overseen Computervision's marketing, services, technology, sales and administration functions as well as heading up the company's Operating Committee.  In February

1994, her role expanded to include marketing and corporate

communications.  Prior to that, she had been appointed in August 1989 as Vice President of Worldwide Services, in charge of Computervision's

Services Business Unit.  Cote joined Computervision in 1986 as Vice

President of Manufacturing, and in November 1987 she was made a

Corporate Officer.



Prior to Computervision, Cote was at Wang Laboratories for seven years and held a number of senior management positions.  She has a Bachelor of Arts degree from the University of Massachusetts and an MBA degree from Babson College.



Cote is a member of the Board of Directors at Walden University and the

Massachusetts High Technology Council.  She has served as Vice Chairman of the Massachusetts Council for Advance Technology Transfer and

Manufacturing.  Other past positions include the Board of Directors of the Women's Initiative for Technology Leadership, the Board of

Directors of Babson College, the Boston Chapter of the National Urban

League, the Massachusetts Private Industry Council and the Council for

Women in High Technology, co-sponsored by the Department of Labor and the University of Massachusetts.



Computervision Background

- -------------------------

Computervision Corporation is a leading international supplier of desktop and enterprise-wide product development software and services.

For more than 25 years, the company's product and process data management (PDM) and design automation (CAE/CAD/CAM) software solutions have helped manufacturers improve product quality and reduce time to market.  Computervision Services provides best-practices consulting programs to support product development process reengineering and technology implementation.  Computervision Services also supports applications, systems and networks in heterogeneous computing environments.  Computervision is headquartered in Bedford,

Massachusetts, and provides sales and support services to its customers through its offices worldwide.

For Further Information:

- ------------------------

Tony Sapienza                                Paula Slotkin

Miller/Shandwick Technologies                Computervision Corporation

(617) 536-0470                               (617) 275-1800, ext. 1838



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